Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350
OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the Annual Report on Form 10-K of Thermon Group Holdings, Inc. (the “Company”) for the fiscal year ended March 31, 2023 (the “Report”), I, Kevin Fox, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

THERMON GROUP HOLDINGS, INC. (registrant)
Date: May 25, 2023	By:	/s/ Kevin Fox
Kevin Fox
Senior Vice President, Chief Financial Officer